Exhibit 99.1

Brad Jacobs to Lead $1 Billion Equity Investment in CKX Lands

Jacobs Will Continue to Serve as Chairman and CEO of QXO, while Leading a Separate Venture in an Industry to Be Determined

Conference Call to Be Held at 8:30 a.m. Eastern Time Today

GREENWICH, Conn. and LAKE CHARLES, La. — November 9, 2026 — CKX Lands, Inc. (NYSE American: CKX) (“CKX” or the “Company”) and Jacobs Private Equity II, LLC (“JPE”), led by Brad Jacobs, today announced that JPE and minority co-investors have agreed to invest $1 billion in cash in CKX. The equity investment is expected to consist of $900 million from JPE and $100 million from co-investors led by HRTG Partners, formerly Sequoia Heritage. Upon closing, JPE will hold a majority stake in CKX.

Upon closing, Jacobs will become Chairman and CEO of CKX, while continuing to serve as Chairman and CEO of QXO, Inc. CKX will be renamed and operate as a standalone public company platform in an industry to be determined.

Jacobs said, “I love building multibillion-dollar market leaders, and this $1 billion investment marks the launch of my ninth company. After concluding my chairmanships of XPO, GXO, and RXO last year, I now have the capacity to create this new venture while continuing to lead QXO to its massive potential.”

Jacobs has founded and led eight billion-dollar or multibillion-dollar companies over his career, including six iconic public companies: QXO, the second largest publicly traded building products distributor in North America; XPO, the second largest provider of less-than-truckload services in North America; GXO Logistics, the world’s largest pure-play contract logistics provider; RXO, the third largest freight broker in North America; United Rentals, the world’s largest equipment rental provider; and United Waste Systems, the fifth largest U.S. waste management company at the time of its sale. Jacobs and his teams have completed approximately 500 M&A transactions.

Across these companies and industries, Jacobs has applied a consistent formula for shareholder value creation: attract world-class talent, drive operational excellence, implement best-in-class technology, and scale the business through a combination of disciplined M&A and organic growth.

Conference Call

There will be a conference call on Monday, November 9, 2026, at 8:30 a.m. Eastern Time to discuss QXO’s preliminary third-quarter results, business progress, and outlook, as well as Brad Jacobs’ newly announced venture. The call will include a question-and-answer session.

To participate by telephone, dial 1-877-459-3964 toll-free from the U.S. or Canada, or +1-412-902-1023 internationally, and enter passcode 13763799 followed by #. A live webcast will be available at this link.

A replay of the call will be available through November 30, 2026. To access the telephone replay, dial 1-877-660-6853 toll-free from the U.S. or Canada, or +1-201-612-7415 internationally, and enter passcode 13763799.

The Investment Agreement

Under the terms of the Investment Agreement, CKX will, prior to the closing of the equity investment, convert from a Louisiana corporation into a Delaware corporation and effect a holding company reorganization, pursuant to which a newly formed holding company will become the parent company of CKX and the publicly traded company, and each outstanding share of CKX common stock will be converted into one equivalent share of common stock of the new holding company. The Company will also effect a 4.1744380:1 reverse stock split prior to the closing of the equity investment. Upon the closing of the investment and the effectiveness of the reverse stock split, JPE, HRTG Partners and the other co-investors will have: (i) voting, convertible perpetual preferred stock that, in aggregate, is convertible into approximately 219 million shares of the Company’s common stock at a price of $4.57 per share (equivalent to $1.09 per share pre-split); and (ii) warrants to purchase an additional approximately 219 million shares of the Company’s common stock at post-reverse-split exercise prices of: $4.57 per share (equivalent to $1.09 per share pre-split) with respect to 50% of the warrants, $6.85 per share (equivalent to $1.64 per share pre-split) with respect to 25% of the warrants, and $13.70 per share (equivalent to $3.28 per share pre-split) with respect to the remaining 25% of the warrants. Following the closing of the investment, JPE and the co-investors will own approximately 99.78% of the Company’s common stock on a fully convertible/exchangeable basis, before giving effect to the exercise of the warrants.

In addition, CKX will declare an aggregate cash dividend of $20.8 million, equivalent to $10.1312 per share, to its stockholders of record as of a record date shortly prior to the closing of the equity investment, to be funded from proceeds received under the Investment Agreement and cash on hand. The transactions contemplated by the Investment Agreement have been unanimously approved by CKX’s board of directors, and are expected to be completed in early 2027. The transactions are subject to CKX stockholder approval and the satisfaction of other customary closing conditions. Certain CKX stockholders, who collectively hold approximately 28% of the voting power of CKX’s outstanding common stock, have entered into voting agreements, pursuant to which they have agreed to vote their shares in favor of the transactions.

William Gray Stream, President of CKX, said, “We believe this investment will create compelling outcomes for our stakeholders, including the opportunity for our stockholders to receive a substantial upfront cash payment as part of a $20.8 million dividend. We expect our stockholders will benefit from retaining the value of our existing land business while also participating in the potential upside of Brad Jacobs’ future plans for the company.”

Morgan Stanley & Co. LLC is serving as financial advisor to JPE, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as its legal advisor.

TAP Advisors is serving as financial advisor to CKX, and Fishman Haygood is serving as its legal advisor.

Cautionary statement regarding forward-looking statements

This communication contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, are forward-looking statements. These statements are based on plans, estimates, expectations, projections and goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described in this communication include, among others:

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uncertainties as to the completion of the equity investment and other transactions contemplated by the investment agreement by and among Jacobs Private Equity II, LLC (“JPE”), CKX Lands, Inc. (the “Company”), and the other parties thereto (the “Investment Agreement”), including the risk that one or more of the transactions may involve unexpected costs, liabilities or delays;

●	the risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;
●	the possibility that competing transaction proposals may be made;
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the risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the equity investment, including in an amount that may significantly exceed the amount of the equity investment, and the effects that raising such capital may have on the Company and its business, including the risks of substantial dilution or a substantial decline in the trading price of the Company’s common stock;

●	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;
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the effects that the announcement, pendency or consummation of the equity investment and other transactions contemplated by the Investment Agreement may have on the Company and its current or future business, or on the price of the Company’s common stock;

●	the risk that the transactions contemplated by the Investment Agreement may divert management’s attention from the Company’s ongoing business operations;
●	the costs, fees and expenses related to the transactions contemplated by the Investment Agreement;
●	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;
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the possibility that the warrants and the preferred stock contemplated by the Investment Agreement, if issued, may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

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the possibility that all of the closing conditions to the equity investment and the other transactions contemplated by the Investment Agreement may not be satisfied or waived, or any other required third-party, regulatory or other consents or approvals may not be obtained within the expected timeframe, on the expected terms, or at all, including the possibility that the Company may fail to obtain stockholder approval for the transactions contemplated by the Investment Agreement;

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the effects that a termination of the Investment Agreement may have on the Company, including the risk that the price of the Company’s common stock may decline significantly if the equity investment is not completed;

●	uncertainties regarding the Company’s focus, strategic plans and other management actions;
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the risk that the Company, following the closing of the equity investment, is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition, and results of operations;

●	the risk that Jacobs’ past performance may not be representative of future results;

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the risks associated with Jacobs’ control over the Company following the closing of the equity investment, including his ability to influence the Company’s management and affairs and all matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions;

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the possibility that the Company could elect to rely on the “controlled company” exemption under applicable stock exchange rules and that the Company’s stockholders will not have the same protections afforded to stockholders of companies that are not “controlled companies,” including that a majority of the members of the board of directors of the Company may not need to be independent directors, that the Company’s nomination and corporate governance and compensation committees may not need to consist entirely of independent directors and that the compensation of the chief executive officer may not need to be determined or recommended solely by independent directors;

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the possibility that the concentration of ownership held by Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

●	the risk that the Company is unable to attract or retain world-class talent;
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the risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms or at all, or that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized;

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the risks that the Company may encounter difficulties in integrating and operating its acquired businesses, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or its ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

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the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations, or the price of the Company’s common stock;

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the risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, resulting in loss of confidential information or other business disruptions;

●	the possibility that new investors in any future financing transactions could gain rights, preferences, and privileges senior to those of the Company’s existing stockholders;

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the risks associated with the uncertain nature of the industry in which Jacobs, upon becoming chairman and chief executive officer of the Company, plans to pursue acquisitions after consummation of the transactions contemplated by the Investment Agreement;

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the risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

●	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and
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other factors, including those set forth in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements included in this communication speak only as of the date each statement is made. None of the Company, JPE or any other person undertakes any obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Additional information and where to find it

In connection with the proposed equity investment, the Company will prepare a proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. This communication is not a substitute for the proxy statement or for any other document that the Company may file with the SEC in connection with the proposed equity investment. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTIONS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents from the Company’s website at www.ckxlands.com or by written request to the Company at 2417 Shell Beach Drive, Lake Charles, Louisiana 70601. Documents filed with the SEC by JPE will also be available, without charge, from the SEC’s website at www.sec.gov.

Participants in the solicitation

JPE, Jacobs and the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed equity investment and the other transactions contemplated by the Investment Agreement. Information about the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, can be found under the captions “Beneficial Ownership of Common Stock,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2026, a copy of which can be obtained for free using the contact information above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Neither JPE nor Jacobs has any direct or indirect interest, by security holding or otherwise, in the Company, except as described in this communication. The interests of the Company and its directors and executive officers with regard to the proposed equity investment may differ from the interests of the Company’s stockholders generally, and stockholders may obtain additional information by reading the proxy statement and other relevant documents regarding the proposed equity investment and the other transactions contemplated by the Investment Agreement, when filed with the SEC.

About CKX Lands

CKX Lands, Inc. is a land management company that earns revenue from royalty interests and mineral leases related to oil and gas production on its land, timber sales, and surface rents.

About Jacobs Private Equity

Jacobs Private Equity is the family office of Brad Jacobs. It was formed to make equity investments in companies positioned to become market leaders.

Contacts

For Jacobs Private Equity:

Media Contact

Steve Lipin/Michael Landau

Gladstone Place Partners

212-230-5930

Investor Contact

Mark Manduca

203-321-3889

Mark.Manduca@jpe.com

For CKX Lands:

William G. Stream

337-493-2399